SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 5, 2007

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                    001-16533                   63-1261433
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)


100 Brookwood Place, Birmingham, Alabama                              35209
(Address of Principal Executive Office)                             (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))


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ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION

On November 6, 2007 we filed a press release reporting the results of our operations for the quarter and nine months ended September 30, 2007.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     On April 26, 2007, ProAssurance Corporation announced that its Chairman and Chief Executive Officer, A. Derrill Crowe, M.D., had informed the Board of Directors of his intention to retire as Chief Executive Officer effective July 1, 2007, while remaining as Non-Executive Chairman of the Board. In a Current Report on Form 8K filed on April 26, 2007 we provided the basic terms of Dr. Crowe's employment agreement and we have been operating under those terms pending the execution of a final employment agreement.

     Dr. Crowe's final employment agreement, which was approved by our Compensation Committee, was executed on November 5, 2007. We are filing the employment agreement as executed by ProAssurance and Dr. Crowe in this Current Report on Form 8K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     99.1 Press release reporting results of our operations for the quarter ended June 30, 2007, issued on November 6, 2007.

     99.2 Employment Agreement between ProAssurance Corporation and A. Derrill Crowe, M.D.

The information we are furnishing under Item 2.02 and Exhibit 99.1 under Item
9.01 of this Report shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 6, 2007

                                                       PROASSURANCE CORPORATION

                                                       By: /s/ Frank B. O'Neil
                                                           ---------------------
                                                           Frank B. O'Neil
                                                           Senior Vice President

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